Exhibit 99.1

ON Semiconductor Adopts Short-Term Stockholder Rights Plan

PHOENIX, Ariz. – June 8, 2020 – ON Semiconductor (Nasdaq: ON) (“ON” or the “Company”) announced today that its board of directors (the “Board”) has adopted a short-term stockholder rights plan (the “Rights Plan”). The Rights Plan is designed to protect stockholder interests by reducing the likelihood that any person or group would gain control of the Company through the open-market accumulation of ON shares during this period of market dislocation without appropriately compensating ON’s stockholders for such control.

In adopting the Rights Plan, the Board noted, in particular, the recent disclosure by Koch Industries and its affiliates (“Koch”) on Schedule 13G of beneficial ownership of shares of the Company’s common stock and Koch’s submission of a notification form with the U.S. Federal Trade Commission and U.S. Department of Justice on May 15, 2020 seeking approval to allow Koch the flexibility to acquire more than 10% of the outstanding shares of the Company’s common stock (up to a maximum of $940.1 million in value). Koch’s request for early termination of the waiting period under the Hart-Scott-Rodino Act was granted on June 5, 2020. The Board also noted, however, that Koch’s Schedule 13G filing indicates that the ON shares “were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of [ON].” The Board also took note of the substantial market volatility and the resulting impact on both the Company’s stock price and the potential for Koch and other investors to take increased positions in the Company’s stock, as well as potential ongoing market volatility as a result of the COVID-19 pandemic and its impact on the Company’s business.

Further, the Rights Plan will position the Company’s Board of Directors to fulfill its fiduciary duties on behalf of all stockholders by ensuring that the Board has sufficient time to make informed judgments about any attempts to take over the Company and to encourage anyone seeking to gain a controlling interest in the Company to negotiate prior to attempting a takeover. The Rights Plan is not intended to prevent or interfere with any action with respect to the Company that the Board determines to be in the best interests of stockholders.

The Rights Plan is similar to plans recently adopted by other publicly traded companies, including with respect to its limited scope and duration of less than one year. Pursuant to the Rights Plan, the Company is issuing one right for each share of common stock as of the close of business on June 18, 2020. The rights will initially trade with the Company common stock and will become exercisable, subject to the terms of the Rights Plan, only if any person (or any persons acting as a group) acquires ownership (including through certain derivative positions and as otherwise provided in the Rights Plan) of 15% or more of the Company’s outstanding common stock (the “triggering percentage”). If the rights become exercisable, all holders of rights (other than any triggering person) will be entitled to acquire shares of ON’s common stock at a 50% discount to the market price at that time or the Company may elect to exchange each right held by such holders for one share of ON’s common stock. Subject to the terms of the Rights Plan, any person who currently owns more than the triggering percentage may continue to own the shares of common stock but may not acquire (including under derivatives, options or similar instruments) any additional shares without triggering the Rights Plan.

The Rights Plan has a 364-day term, expiring on June 7, 2021. The Board may consider an earlier termination of the Rights Plan if market and other conditions warrant.

Additional details regarding the Rights Plan will be contained in a Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission.

About ON Semiconductor

ON Semiconductor (Nasdaq: ON) is driving energy efficient innovations, empowering customers to reduce global energy use. The Company is a leading supplier of semiconductor-based solutions, offering a comprehensive portfolio of energy efficient power management, analog, sensors, logic, timing, connectivity, discrete, SoC and custom devices. The Company’s products help engineers solve their unique design challenges in automotive, communications, computing, consumer, industrial, medical, aerospace and defense applications. ON Semiconductor operates a responsive, reliable, world-class supply chain and quality program, a robust compliance and ethics program and a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe and the Asia Pacific regions. For more information, visit http://www.onsemi.com.

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the Company references its website in this news release, information on the website is not to be incorporated herein.

Sarah Rockey	Parag Agarwal
Corporate/Media Communications	Vice President - Investor Relations & Corporate Development
ON Semiconductor	ON Semiconductor
(602) 244-5910	(602) 244-3437
sarah.rockey@onsemi.com	investor@onsemi.com

This document contains “forward-looking statements,” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, including statements about the Company’s Rights Plan and anticipated benefits and expected consequences of the Rights Plan and possible future actions by the Company’s stockholders. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans, or intentions. All forward-looking statements in this document are made based on our current expectations, forecasts, estimates, and assumptions and involve risks, uncertainties, and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are our revenue and operating performance; economic conditions and markets (including current financial conditions); risk related to changes in tariffs or other government trade policies, including between the U.S. and China; risks related to our ability to meet our assumptions regarding outlook for revenue and gross margin as a percentage of revenue; effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; risks associated with restructuring actions and workforce reductions; technological and product development risks; risks that our products may be accused of infringing the IP rights of others; enforcement and protection of our intellectual property rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water, and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; risks associated with our acquisitions and dispositions generally, including our ability to realize the anticipated benefits of our acquisitions and dispositions; including our acquisition of Quantenna Communications, Inc.; risks that acquisitions or dispositions may disrupt our current plans and operations, the risk of unexpected costs, charges, or expenses resulting from acquisitions or dispositions and difficulties arising from integrating and consolidating acquired businesses, our timely filing of financial information with the Securities and Exchange Commission (“SEC”) for acquired businesses, and our ability to accurately predict the future financial performance of acquired businesses); competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; risks associated with the addition of Huawei Technologies Co., Ltd. and its non-U.S. affiliates and subsidiaries, and other customers, to the U.S. Department of Commerce, Bureau of Industry Security Entity List; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; the costs to defend against or pursue litigation and the potential significant costs associated with adverse litigation outcomes; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including changes in trade policies, foreign employment and labor matters associated with unions and collective bargaining arrangements, continuing political unrest in markets in which we do significant business, including Hong Kong, as well as man-made and/or natural disasters, public health and safety outbreaks affecting our operations or financial results, including as a result of the outbreak of COVID-19; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks of changes in U.S. or international tax rates or legislation; risks related to the potential impact of climate change and regulations related thereto on our operations; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; risks related to new legal requirements; and risks and expenses involving environmental or other governmental regulation. Additional factors that could affect our future results or events are described under Part I, Item 1A “Risk Factors” in our 2019 Annual Report on Form 10-K filed with the SEC on February 19, 2020 (our “2019 Form 10-K”), and from time-to-time in our other SEC reports. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information, except as may be required by law.

You should carefully consider the trends, risks, and uncertainties described in this document, our 2019 Form 10-K, and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks, or uncertainties actually occurs or continues, our business, financial condition, or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

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